Exhibit 101

         --------------------------------------------------------------
                       Office of the United States Trustee
         --------------------------------------------------------------

------------------------------------------------------------       -----------------------------------------------------------------
In re:                                                             DEBTOR IN POSSESSION INTERIM STATEMENT

L.A. GEAR, INC.                                                    Statement Number:          -1-
a California corporation,
                                            Debtor.                For the Period FROM:       1/13/98
------------------------------------------------------------                        TO:       1/31/98
Chapter 11 Case No. :      LA 98-11236-BR
------------------------------------------------------------       -----------------------------------------------------------------

                                                                   ------------------------    ------------------   ----------------
                                                                            General                  Payroll               Tax
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                    Account                  Account             Account
                                                                   -------------------------    ------------------   ---------------
A.     Total Receipts per all Prior Interim Statements             $      27,969.10             $      N/A           $     N/A
                                                                   -------------------------    ------------------   ---------------
B.     Less:  Total Disbursement per all Prior Statements
                                                                   -------------------------    ------------------   ---------------
C.     Beginning Balance (A less B)                                       27,969.10                    N/A                 N/A
                                                                   -------------------------    ------------------   ---------------
D.     Receipts during Current Period
         (Attach Separate Listing if Necessary)
         Description

       TOTAL RECEIPTS THIS PERIOD:                                           None
                                                                   -------------------------    ------------------   ---------------
E.     Balance Available (C plus D)                                       27,969.10
                                                                   -------------------------    ------------------   ---------------
F.     Disbursements during Current Period
         (Attach Separate Listing if Necessary)
        Date              Check No.        Payee/Purpose
        ----              --------         -------------

       TOTAL DISBURSEMENTS THIS PERIOD:                                      None
                                                                   -------------------------    ------------------   ---------------
G.     Ending Balance (E less F)                                   $      27,969.10             $                    $
                                                                   -------------------------    ------------------   ---------------

H. (1)   General Account:
         (a) Depository Name and Location: Bank of America, P. O. Box 3530, Rancho Cordova, CA
         (b)  Account Number:  15812-27824

   (2)   Payroll Account:
         (a)  Depository Name and Location:      Not applicable
         (b)  Account Number:

   (3)   Tax Account:
         (a)  Depository Name and Location:      Not applicable
         (b)  Account Number:

I. Other monies on hand (Specify type and location) (i.e., Certificates of Deposit, Petty Cash)
                          None

I, (Name/Title: Elizabeth Meisler, Accounting Manager ) declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated:      March 30, 1998
                                       /s/ ELIZABETH MEISLER, Accounting Manager
                                       -----------------------------------------
                                       Debtor in Possession or Trustee

--------------------------------------------------------------------------------
Revised June 1987              INTERIM STATEMENT                         UST-3
--------------------------------------------------------------------------------

         --------------------------------------------------------------
                       Office of the United States Trustee
         --------------------------------------------------------------

------------------------------------------------------------       -----------------------------------------------------------------
In re:                                                             DEBTOR IN POSSESSION INTERIM STATEMENT

L.A. GEAR, INC.                                                    Statement Number:                   -2-
a California corporation,
                                            Debtor.                For the Period FROM:       2/01/98
------------------------------------------------------------                        TO:       2/28/98
Chapter 11 Case No. :      LA 98-11236-BR
------------------------------------------------------------       -----------------------------------------------------------------

                                                                   -------------------------    ------------------   ---------------
                                                                            General                  Payroll               Tax
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                    Account                  Account             Account
                                                                   -------------------------    ------------------   ---------------

A.     Total Receipts per all Prior Interim Statements             $      27,969.10             $      N/A           $    N/A
                                                                   -------------------------    ------------------   ---------------

B.     Less:  Total Disbursement per all Prior Statements                      0
                                                                   -------------------------    ------------------   ---------------
C.     Beginning Balance (A less B)                                       27,969.10
                                                                   -------------------------    ------------------   ---------------

D.     Receipts during Current Period
         (Attach Separate Listing if Necessary)
         Description

       TOTAL RECEIPTS THIS PERIOD:                                        48,551.21
                                                                   -------------------------    ------------------   ---------------
E.     Balance Available (C plus D)                                       76,620.31
                                                                   -------------------------    ------------------   ---------------
F.     Disbursements during Current Period
         (Attach Separate Listing if Necessary)
         Date              Check No.        Payee/Purpose
         ----              ---------        -------------
         Check  printing  charges for DIP account                             17.58

TOTAL  DISBURSEMENTS THIS PERIOD:
                                                                   -------------------------    ------------------   ---------------
G.     Ending Balance (E less F)                                   $      76,502.73             $                    $
                                                                   -------------------------    ------------------   ---------------

H.  (1)  General Account:
         (a) Depository Name and Location: Bank of America, P. O. Box 3530, Rancho Cordova, CA
         (b)  Account Number:  15812-27824

    (2)  Payroll Account:
         (a)  Depository Name and Location:      Not applicable
         (b)  Account Number:

    (3)  Tax Account:
         (a)  Depository Name and Location:      Not applicable
         (b)  Account Number:

I. Other monies on hand (Specify type and location) (i.e., Certificates of Deposit, Petty Cash)
                         None

I, (Name/Title: Elizabeth Meisler, Accounting Manager ) declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated:      March 30, 1998
                                       /s/ ELIZABETH MEISLER, Accounting Manager
                                       -----------------------------------------
                                       Debtor in Possession or Trustee

--------------------------------------------------------------------------------
Revised June 1987             INTERIM STATEMENT                           UST-3
--------------------------------------------------------------------------------

         --------------------------------------------------------------
                       Office of the United States Trustee
         --------------------------------------------------------------

------------------------------------------------------------       -----------------------------------------------------------------
In re:                                                             DEBTOR IN POSSESSION INTERIM STATEMENT

L.A. Gear, Inc.                                                    Statement Number:                   -3-
a California corporation,
                                            Debtor.                For the Period FROM:       3/01/98
------------------------------------------------------------                        TO:       3/31/98
Chapter 11 Case No. :      LA 98-11236-BR
------------------------------------------------------------       -----------------------------------------------------------------

                                                                   ------------------------    ------------------   ----------------
                                                                            General                  Payroll               Tax
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                    Account                  Account             Account
                                                                   ------------------------    ------------------   ----------------
A.     Total Receipts per all Prior Interim Statements             $     76,520.31             $      N/A           $     N/A
                                                                   ------------------------    ------------------   ----------------
B.     Less:  Total Disbursement per all Prior Statements                    17.58
                                                                   ------------------------    ------------------   ----------------
C.     Beginning Balance (A less B)                                      27,969.107
                                                                         76,502.73
                                                                   ------------------------    ------------------   ----------------
D.     Receipts during Current Period
         (Attach Separate Listing if Necessary)
         Description

       TOTAL RECEIPTS THIS PERIOD:                                           None
                                                                   ------------------------    ------------------   ----------------
E.     Balance Available (C plus D)                                      76,502.73
                                                                   ------------------------    ------------------   ----------------
F.     Disbursements during Current Period
         (Attach Separate Listing if Necessary)
        Date          Check No.        Payee/Purpose
        ----          ---------        -------------
                                                                             None
       TOTAL DISBURSEMENTS THIS PERIOD:
                                                                   ------------------------    ------------------   ----------------
G.     Ending Balance (E less F)                                   $     76,502.73             $       N/A          $     N/A
                                                                   ------------------------    ------------------   ----------------

H. (1)   General Account:
         (a) Depository Name and Location: Bank of America, P. O. Box 3530, Rancho Cucamonga, CA
         (b)  Account Number:  15812-27824

   (2)   Payroll Account:
         (a)  Depository Name and Location:      Not applicable
         (b)  Account Number:

   (3)   Tax Account:
         (a)  Depository Name and Location:      Not applicable
         (b)  Account Number:

I. Other monies on hand (Specify type and location) (i.e., Certificates of Deposit, Petty Cash)
                     Not applicable


I, (Name/Title: D. Garn Anderson, Vice President-Finance ) declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated:       June 12, 1998
                                              /s/ D. GARN ANDERSON, V.P. Finance
                                              ----------------------------------
                                              Debtor in Possession or Trustee

--------------------------------------------------------------------------------
Revised June 1987             INTERIM STATEMENT                           UST-3
--------------------------------------------------------------------------------

         --------------------------------------------------------------
                       Office of the United States Trustee
         --------------------------------------------------------------

------------------------------------------------------------       -----------------------------------------------------------------
In re:                                                             DEBTOR IN POSSESSION INTERIM STATEMENT

L.A. Gear, Inc.                                                    Statement Number:                   -4-
a California corporation,
                                            Debtor.                For the Period FROM:       4/01/98
------------------------------------------------------------                        TO:       4/30/98
Chapter 11 Case No. :      LA 98-11236-BR
------------------------------------------------------------       -----------------------------------------------------------------

                                                                   ------------------------    ------------------   ----------------
                                                                          General                  Payroll                Tax
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                  Account                  Account              Account
                                                                   ------------------------    ------------------   ----------------
A.     Total Receipts per all Prior Interim Statements             $      76,520.31            $     N/A            $     N/A
                                                                   ------------------------    ------------------   ----------------
B.     Less:  Total Disbursement per all Prior Statements                     17.58
                                                                   ------------------------    ------------------   ----------------
C.     Beginning Balance (A less B)                                       76,502.73
                                                                   ------------------------    ------------------   ----------------
D.     Receipts during Current Period
         (Attach Separate Listing if Necessary)
         Description

       TOTAL RECEIPTS THIS PERIOD:                                           None
                                                                   ------------------------    ------------------   ----------------
E.     Balance Available (C plus D)                                       76,502.73
                                                                   ------------------------    ------------------   ----------------
F.     Disbursements during Current Period
         (Attach Separate Listing if Necessary)
        Date          Check No.        Payee/Purpose
        ----          ---------        -------------
                                                                             None
       TOTAL DISBURSEMENTS THIS PERIOD:
                                                                   ------------------------    ------------------   ----------------
G.     Ending Balance (E less F)                                   $      76,502.73            $       N/A          $     N/A
                                                                   ------------------------    ------------------   ----------------

H. (1)  General Account:
        (a) Depository Name and Location: Bank of America, P. O. Box 3530, Rancho Cucamonga, CA
        (b)  Account Number:  15812-27824

   (2)  Payroll Account:
        (a)  Depository Name and Location:      Not applicable
        (b)  Account Number:

   (3)  Tax Account:
        (a)  Depository Name and Location:      Not applicable
        (b)  Account Number:

I. Other monies on hand (Specify type and location) (i.e., Certificates of Deposit, Petty Cash)
                    Not applicable

I, (Name/Title: D. Garn Anderson, Vice President-Finance ) declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated:       June 12, 1998
                                              /s/ D. GARN ANDERSON, V.P. Finance
                                              ----------------------------------
                                              Debtor in Possession or Trustee

--------------------------------------------------------------------------------
Revised June 1987             INTERIM STATEMENT                           UST-3
--------------------------------------------------------------------------------

         --------------------------------------------------------------
                       Office of the United States Trustee
         --------------------------------------------------------------

------------------------------------------------------------       -----------------------------------------------------------------
In re:                                                             DEBTOR IN POSSESSION INTERIM STATEMENT

L.A. Gear, Inc.                                                    Statement Number:                   -5-
a California corporation,
                                            Debtor.                For the Period FROM:       5/01/98
------------------------------------------------------------                        TO:       5/31/98
Chapter 11 Case No. :      LA 98-11236-BR
------------------------------------------------------------       -----------------------------------------------------------------

                                                                   ------------------------    ------------------   ----------------
                                                                            General                Payroll                 Tax
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                    Account                Account               Account
                                                                   ------------------------    ------------------   ----------------
A.     Total Receipts per all Prior Interim Statements             $      76,520.31            $     N/A            $     N/A
                                                                   ------------------------    ------------------   ----------------
B.     Less:  Total Disbursement per all Prior Statements                     17.58
                                                                   ------------------------    ------------------   ----------------
C.     Beginning Balance (A less B)                                       76,502.73
                                                                   ------------------------    ------------------   ----------------
D.     Receipts during Current Period
         (Attach Separate Listing if Necessary)
         Description

       TOTAL RECEIPTS THIS PERIOD:                                           None
                                                                   ------------------------    ------------------   ----------------
E.     Balance Available (C plus D)                                       76,502.73
                                                                   ------------------------    ------------------   ----------------
F.     Disbursements during Current Period
         (Attach Separate Listing if Necessary)
        Date        Check No.        Payee/Purpose
        ----        ---------        -------------
                                                                             None
       TOTAL DISBURSEMENTS THIS PERIOD:
                                                                   ------------------------    ------------------   ----------------
G.     Ending Balance (E less F)                                   $      76,502.73            $                    $
                                                                   ------------------------    ------------------   ----------------

H. (1)  General Account:
        (a) Depository Name and Location: Bank of America, P. O. Box 3530, Rancho Cucamonga, CA
        (b)  Account Number:  15812-27824

   (2)  Payroll Account:
        (a)  Depository Name and Location:      Not applicable
        (b)  Account Number:

   (3)  Tax Account:
        (a)  Depository Name and Location:      Not applicable
        (b)  Account Number:

I. Other monies on hand (Specify type and location) (i.e., Certificates of Deposit, Petty Cash)
                    Not applicable

I, (Name/Title: D. Garn Anderson, Vice President-Finance ) declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated:       June 12, 1998
                                              /s/ D. GARN ANDERSON, V.P. Finance
                                              ----------------------------------
                                              Debtor in Possession or Trustee

--------------------------------------------------------------------------------
Revised June 1987                INTERIM STATEMENT                        UST-3
--------------------------------------------------------------------------------